BRANDES SEPARATELY MANAGED ACCOUNT RESERVE TRUST
Summary Prospectus

Ticker Symbol: SMARX	January 31, 2019

Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.brandesfunds.com/literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-395-3807, sending an e-mail request to info@brandesfunds.com, or by enrolling at http://www.brandesfunds.com/literature.html.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-395-3807 or send an email request to info@brandesfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, reports to shareholders, Statement of Additional Information and other information about the Fund online at http://www.brandes.com/us/mutual-funds/funds?fId=SMART1&lci=0.  You may also obtain this information at no cost by calling (800) 395-3807 or by e-mail at info@brandesinstitutionalfunds.com.  The Fund's Prospectus and Statement of Additional Information dated January 31, 2019, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Separately Managed Account Reserve Trust (the “Fund”) seeks to maximize long-term total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (fees paid from Fund assets)
Management Fees(1)(3)	0.00%
Other Expenses(2)(3)	0.00%
Total Annual Fund Operating Expenses(3)	0.00%

(1)
Investors pay any management fees, advisory fees or expenses at the wrap account level. The Fund does not pay any management fees, advisory fees or expenses to the Advisor or affiliates of the Advisor.

(2)	Investors pay any ordinary expenses at the wrap account level. The Fund does not pay any ordinary expenses.

(3)
Investors in the Fund must be clients of “wrap account” programs sponsored by broker-dealers which have agreements with the Advisor, or certain other persons or entities. Investors pay management fees and other expenses at the wrap account level. See “Shareholder Information.”

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Example
This Example illustrates the amount of expenses you could incur if the Advisor charged the Fund for its services.(1)  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

(1)
Investors pay any management fees, advisory fees or expenses at the wrap account level. The Fund does not pay any management fees, advisory fees or expenses to the Advisor or affiliates of the Advisor.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.90%.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of debt securities. These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, collateralized mortgage obligations, and U.S. and foreign mortgage-backed and asset-backed debt securities.  The Fund may invest up to 60% of its total assets in non-U.S. dollar securities, and may engage in currency hedging.  Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”), uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Fund may invest in debt instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  (Up to 60% of the Fund’s total debt securities may be junk bonds.)  The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk-free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.

The Advisor primarily uses effective duration and modified duration measures (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates.  The longer a security’s duration, the more sensitive it will be to changes in interest rates.  Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.  The average portfolio duration of the Fund typically will vary and, under normal market conditions, will range between one and ten years.

The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requirements for redemption of Fund shares.

Principal Investment Risks
Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

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Credit Risk – Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer or if the issuer or any guarantor is, or is perceived to be unwilling or unable to pay or perform in a timely fashion.

•
Currency Risk – Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates.  Such changes will also affect the Fund’s income. Currency hedges may not work as expected or may otherwise fail to deliver the desired result.

•
Equity Market Risk – The Fund may invest in preferred stocks.  The values of equity securities fluctuate, sometimes rapidly and unpredictably, in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities Risk – The performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets. The interrelationships of the global economy, volatility or threats to stability of any significant currency, such as occurred in the past with the European Monetary Union, or significant political instability, may affect other markets and affect the value of an investment in the Fund.

•
Interest Rate Risk – As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates.  When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  When interest rates fall, the prices of these securities usually increase.  A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that rates may rise.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell.  Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.  Illiquid securities may also be difficult to value.

•
Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.  When interest rates rise, prepayments may decline, resulting in longer-than-anticipated maturities.

•
Non-Investment Grade (High Yield Bond) Securities Risk – Below investment grade debt securities (commonly known as “high yield bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.  These securities may be difficult or impossible to sell during periods of uncertainty or market turmoil.

•
Portfolio Turnover Risk – The Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, spread or mark-ups and taxes.  Increased transaction costs could detract from the Fund’s performance.

•
U.S. Government Obligations Risk – Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government.  While this guarantee should ensure the timely repayment of all principal and interest, it does not mean that the market value of such securities cannot be adversely impacted by changes in interest rates, similar to non-U.S. government-issued fixed income securities.  Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.

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•
Value Style Risk – In managing the Fund, the Advisor applies the Graham and Dodd Value Investing approach, which selects investments based on the Advisor’s evaluation of the intrinsic long-term value of companies using measurable data.  This style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

Performance
The following information shows you how the Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund for the past ten years.  The table below compares the Fund’s total return over time to a broad-based index and to a secondary benchmark which provides an additional market comparison.  The chart and table assume reinvestment of dividends and distributions. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.brandesfunds.com. Performance does not reflect the fees charged in the wrap program.

Separately Managed Account Reserve Trust
Year-by-Year Total Returns as of December 31,

Best Quarter	Q2	2009	20.91%
Worst Quarter	Q3	2011	-3.54%

Separately Managed Account Reserve Trust
Average Annual Total Returns
For periods ending December 31, 2018

Separately Managed Account Reserve Trust	1 Year	5 Years	10 Years
Return Before Taxes	-1.08%	3.42%	9.70%
Return After Taxes on Distributions	-2.87%	1.40%	7.32%
Return After Taxes on Distributions and Sale of Fund Shares	-0.63%	1.72%	6.78%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
Bloomberg Barclays U.S. Intermediate Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.47%	4.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts.

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The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director, Fixed Income and Fixed Income Investment Committee Member	2007
David J. Gilson, CFA	Senior Fixed Income Analyst and Fixed Income Investment Committee Member	2007
Timothy M. Doyle, CFA	Fixed Income Portfolio Manager Fixed Income Investment Committee Member	2012

Purchase and Sale of Fund Shares
In most cases, purchase and redemption orders are effected based on instructions from the wrap program advisor (in its capacity as investment advisor or sub-advisor to the applicable wrap account) to the broker-dealer who executes trades for the account.  The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Transfer Agent, by telephone at (800) 395-3807, either directly or through an appropriate clearing agency.  The Fund has no maximum or minimum initial investment requirements.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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